The Royce Fund

Royce Global Select Long/Short Fund

Supplement to the Prospectus dated May 1, 2013

The Royce Fund’s Board of Trustees approved a plan of liquidation for Royce Global Select Long/Short Fund, to be effective on December 2, 2013. The Fund is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. As of October 21, 2013, the Fund was no longer offering shares of the Fund for purchase and was not accepting any investments in the Fund.

November 1, 2013

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